Customer and Supplier Concentration	12 Months Ended
Mar. 31, 2023
Customer and Supplier Concentration [Abstract]
CUSTOMER AND SUPPLIER CONCENTRATION

NOTE 19 – CUSTOMER AND SUPPLIER CONCENTRATION

Significant customers and suppliers are those that account for greater than 10% of the Company’s revenues and purchases.

The Company’s sales are made to customers that are located primarily in China. For the years ended March 31, 2023 and 2022, no individual customer accounted for more than 10% of the Company’s total revenues.

For the year ended March 31, 2023, no individual supplier accounted for more than 10% of the Company’s total purchase. For the years ended March 31, 2022 and 2021, the Company purchased a substantial portion of raw materials from the third-party suppliers (25.9% of total raw materials purchase for the year ended March 31, 2022 and 16.8% of total raw materials purchase for the year ended March 31, 2021. As of March 31, 2022, the amounts due to these vendors was $4.3 million.